UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

Regal Rexnord Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511-6254

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number: (608) 364-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Item 8.01.	Other Events.

On March 20, 2023, Regal Rexnord Corporation (the “Offeror”) announced that it has amended the terms of the previously announced cash tender offer and consent solicitation to purchase for cash any and all of the outstanding 6.125% Senior Notes due 2026 of Stevens Holding Company, Inc., a wholly-owned subsidiary of Altra Industrial Motion Corp. (“Altra”), from the holders thereof (the “Tender Offer and Consent Solicitation”), to extend the expiration date from 5:00 p.m., New York City time, on March 20, 2023 to 5:00 p.m., New York City time, on March 21, 2023 (as so extended, and as may be further extended, the “Expiration Date”).

A copy of the press release issued by the Offeror announcing the extension of the Expiration Date is attached to this Current Report on Form 8-K as Exhibit 99.1, and such Exhibit is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit
Number	Description
99.1	Press release issued by Regal Rexnord Corporation on March 20, 2023.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Statements made in this communication concerning the Offeror, the Offeror’s or management’s intentions, expectations, outlook or predictions about future results or events are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current intentions or beliefs and are subject to risks and uncertainties that could cause actual results or events to vary from stated expectations, which variations could be material and adverse. Factors that could produce such a variation include, but are not limited to, the following: the possibility that the conditions to the consummation of the proposed merger of Aspen Sub, Inc., the Offeror’s wholly-owned subsidiary, with and into Altra, with Altra surviving the transaction as the Offeror’s wholly-owned subsidiary (the “Merger”) or the Tender Offer and Consent Solicitation will not be satisfied on the terms or timeline expected, or at all; the failure to obtain, or delays in obtaining, or adverse conditions related to obtaining, regulatory approvals sought in connection with the Merger; the Offeror’s substantial indebtedness as a result of the Merger and the effects of such indebtedness on the combined company’s financial flexibility after the Merger; the Offeror’s ability to achieve its objectives on reducing its indebtedness on the desired timeline; the possibility that the pendency of the Merger could materially and adversely affect the Offeror’s and Altra’s businesses, financial condition, results of operations or cash flows; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that the Offeror may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Merger and the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) within the expected time-frames or at all and to successfully integrate Altra and the Rexnord PMC business; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Merger and the merger with the Rexnord PMC business; the Offeror’s ability to retain key executives and employees; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which the Offeror does business; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with climate change and uncertainty regarding the Offeror’s ability to deliver on its climate commitments and/or to meet related investor, customer and other third party expectations relating to its sustainability efforts; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by the conflict between Russia and Ukraine; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating and aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that the Offeror cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures, including in connection with the Offeror’s evaluation of strategic alternatives for the global motors and generators portion of its Industrial Systems operating segment; the Offeror’s ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on the Offeror’s results, operations and financial condition, including the impact from costs to execute and finance any such transactions; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; costs and unanticipated liabilities arising from rapidly evolving data privacy laws and regulations; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in the section entitled “Risk Factors” in the Offeror’s and Altra’s Annual Reports on Form 10-K on file with the Securities and Exchange Commission and from time to time in other filed reports including the Offeror’s and Altra’s Quarterly Reports on Form 10-Q. The Offeror’s forward-looking statements speak only as of the time made, and management assumes no obligation to publicly update any such statements, except as required by law. The Offeror undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: March 20, 2023	By:	/s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary